FOREX INTERNATIONAL TRADING CORP.
1618 N. Fairfax Avenue
Los Angeles, California 90046

July 1, 2010

Michael Weissman, President
Forex New York City, LLC
One Grand Central Place
60 E 42nd Street, Suite 5310
New York, New York 10165

RE:
Letter of Intent for Forex International Trading Corp., a corporation organized under the laws of the State of Nevada (“FOREX INTERNATIONAL”), to purchase 10% of the membership interest of stock of Forex New York City, LLC, a limited liability company and Wheatley Asset Management (Wheatley and Forex New York City are in the process of being merged) organized under the laws of the State of New York (“FOREX NYC”) owned by the members of FOREX NYC (the “FOREX NYC Members”).

Dear Mr. Weissman:

This Letter of Intent ("LOI") will confirm the following general terms upon which our respective Board of Directors or similar governing body will adopt a definitive Membership Interest Purchase Agreement (the “Agreement”), and recommend that the FOREX NYC Members approve the Agreement whereby FOREX INTERNATIONAL will purchase a 10% interest of FOREX NYC (the “FOREX NYC Securities”) for consideration consisting of a convertible debenture or $200,000 as determined by FOREX INTERNATIONAL.

This LOI sets forth the basic terms of the share purchase transaction and reflects the current, good faith intentions of FOREX INTERNATIONAL, FOREX NYC and FOREX NYC Members with respect thereto.

FOREX NYC Securities Purchase.

(a)	At the closing, FOREX INTERNATIONAL will purchase from the FOREX NYC and the FOREX NYC will sell to FOREX INTERNATIONAL the FOREX NYC Securities.

(b)	The closing date shall be on or before 60 days from the date of this LOI (the “Closing Date”), unless extended by mutual consent of the parties.

(c)
FOREX INTERNATIONAL, in its sole discretion, shall pay cash consideration of $200,000 (“Cash Consideration”) to the FOREX NYC, which shall be paid at closing, or issue FOREX NYC a convertible debenture in the amount of $200,000 (the “Convertible Note”), which shall be issued at closing.  The Convertible Debenture shall have a term of six months, carry 5% interest and shall be convertible into shares of FOREX INTERNATIONAL at 25% discount to the market price. The market price will be equal to the volume-weighted average price for the five trading days immediately preceding the conversion date.  The amount of consideration to be paid, whether paid in cash or in a convertible debenture, shall be subject to the receipt of a fairness opinion, from a firm acceptable to FOREX INTERNATIONAL, or the closing of a financing by FOREX NYC based on a valuation of $1,500,000.

July 1, 2010

Financing.  As a condition to closing, FOREX NYC shall close on financing in the minimum amount of $40,000.

Expenses. Each party shall pay its own legal and accounting expenses in connection with the transaction contemplated herein.

1. Conduct of Business of FOREX NYC Pending Closing.  Until the Closing, FOREX NYC and the FOREX NYC Members shall use their best efforts to cause the business of FOREX NYC to be conducted in the ordinary course and to preserve FOREX NYC as going business concerns and the goodwill of FOREX NYC’s customers, suppliers, employees and others having relationships with it.

5.           Option.  FOREX INTERNATIONAL shall have the option to acquire up to an additional 15% membership interest in FOREX NYC payable, at the sole election of FOREX INTERNATIONAL, in cash or as a convertible debenture with the same terms of the Convertible Note.  The valuation shall be based on three times revenue of FOREX NYC with a minimum valuation of $2,000,000.  The option shall begin 30 months following the closing date of this transaction and will expire after 18 months if not exercised. In the event that FOREX INTERNATIONAL exercised its option, then FOREX INTERNATIONAL, Michael Weissman and an original investor of FOREX NYC will be appointed as the managing members of FOREX NYC. The managing members will designate a compensation committee.  FOREX NYC will nominate one director to the Board of Directors of FOREX INTERNATIONAL.  FOREX NYC acknowledges that, in the event FOREX INTERNATIONAL exercises this option, FOREX NYC will be required to audit its financial statements in accordance with US GAAP and FOREX NYC is aware that it will be required to deliver such financial statements in accordance with a schedule to be determined by FOERX INTERNATIONAL.

6.           Best Efforts.  FOREX INTERNATIONAL, the FOREX NYC Members and FOREX NYC will negotiate in good faith and use their best efforts to arrive at a mutually acceptable definitive agreement for approval, execution and delivery on the earliest reasonably practicable date.  FOREX INTERNATIONAL, the FOREX NYC Members and FOREX NYC will thereupon use their best efforts to affect the closing and to proceed with the transactions contemplated by the transaction as promptly as is reasonably practicable.

July 1, 2010

7.           Definitive Agreement.  Following the execution of this LOI, FOREX INTERNATIONAL shall cause its counsel to prepare and submit to FOREX NYC and the FOREX NYC Members and their counsel, for negotiation in good faith, a definitive purchase agreement and related agreements consistent with this LOI.  FOREX INTERNATIONAL’s execution of the definitive agreement and consummation of the transaction described herein is subject to (a) all parties satisfactory completion of due diligence, (b) there has been no material adverse change in the business of  FOREX NYC, (c) receipt by FOREX NYC and the FOREX NYC Members of all required waivers and third party consents and (d) the execution of all required employment and non compete agreements, if any.

8.           Nature of LOI.  This LOI is intended to be an agreement in principle only and is not binding upon any of the parties, except for the provisions of sections 4, 6, 7, 8 and 9 of this LOI, which are binding upon the parties effective the date this LOI is fully executed.  Except as provided in this section 8, none of the parties has any obligation to any party unless and until a definitive purchase agreement is executed and then only to the extent therein provided.

9.           Miscellaneous Provisions:

(a)	All notices or other information deemed required or necessary to be given to any of the parties shall be given at the following addresses:

FOREX INTERNATIONAL: Darren Dunckel, CEO
    Forex International Trading Corp.
1618 N. Fairfax Avenue
Los Angeles, California 90046

With Copy to:               Stephen Fleming, Esq.
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
516-833-5034 (phone)
516-977-1209 (fax)

FOREX NYC and the FOREX NYC Members:
Forex New York City, LLC
One Grand Central Place
60 E 42nd Street, Suite 5310
New York, New York 10165

(b)
No agent, broker, investment banker, person or firm is acting on behalf of the parties or under their authority is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with any of the transactions contemplated herein.

(c)	This LOI may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

July 1, 2010

(d)	The descriptive headings of the sections and subsections of this LOI are inserted for convenience only and do not constitute a part of this LOI.

(e)
From the date of this LOI until such time as this LOI is terminated, FOREX INTERNATIONAL shall have access to all information in the possession or control of FOREX NYC relating to FOREX NYC’s business, the assets and its financial condition. FOREX NYC and its representatives shall also assist FOREX INTERNATIONAL conducting its due diligence review.

(f)	This LOI shall be governed by the laws of the State of New York, without reference to its conflicts of law principles.

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July 1, 2010

If the foregoing correctly sets forth the substance of the understanding of the parties, please execute this letter and return the other original copy to FOREX INTERNATIONAL at the address listed above.

Yours truly,

FOREX INTERNATIONAL TRADING
CORP.

By: /s/ Darren Dunckel
Darren Dunckel, CEO

Accepted this 1st day of July 2010.

Forex New York City, LLC

By:     /s/ Michael Weissman
Michael Weissman, President